UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2024
_______________________
Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2024, the Board of Directors of Allogene Therapeutics, Inc. (the “Company”) appointed Annie Yoshiyama, the Company’s current Senior Vice President and Corporate Controller, as the Company’s principal accounting officer, effective immediately, replacing Geoffrey Parker in such capacity. Mr. Parker continues to serve as the Company’s Chief Financial Officer and principal financial officer.

Prior to joining the Company in April 2024, Ms. Yoshiyama, age 41, served as Vice President, Finance & Controller at AN2 Therapeutics, Inc. from September 2023 to March 2024; Senior Vice President ‒ Finance and Chief Accounting Officer, Vice President ‒ Finance and Chief Accounting Officer, Executive Director ‒ Finance, Senior Director ‒ Finance, Director ‒ SEC Reporting and Technical Accounting, and Associate Director ‒ SEC Reporting and Technical Accounting at Tricida, Inc. from June 2018 to March 2023; Senior Financial Reporting and Technical Accounting Manager at Dolby Laboratories from September 2008 to June 2018; and started her career in audit at PricewaterhouseCoopers LLP from September 2005 to August 2007. Ms. Yoshiyama earned her Bachelor of Science and Master of Accounting degrees from the University of Southern California and is a licensed certified public accountant.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Allogene Therapeutics, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). As of April 17, 2024, the record date for the Annual Meeting, 170,723,100 shares of common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors

The Company’s stockholders elected the four persons listed below as Class III Directors, each to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
John DeYoung	121,177,479	17,019,993	15,800,932
Franz Humer, Ph.D.	119,919,567	18,277,905	15,800,932
Joshua Kazam	127,917,055	10,280,417	15,800,932
Stephen Mayo, Ph.D.	130,166,905	8,030,567	15,800,932

Proposal 2. Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,741,038	16,298,878	2,157,556	15,800,932

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,503,468	1,359,400	135,536	0

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibit Number	Description
104	The cover page of this report has been formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: June 10, 2024